Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:	Ian Tanaka	Media Contact:	Brandt Farias
	SVP, Treasurer		SVP, Marketing Director
	(808) 544-3646		(808) 544-3687
	ian.tanaka@cpb.bank		brandt.farias@cpb.bank

NEWS RELEASE

CENTRAL PACIFIC FINANCIAL CORP. ANNOUNCES PLANNED EXECUTIVE CHANGES RELATED TO ITS UPCOMING BANKING-AS-A-SERVICE LAUNCH

HONOLULU, HI | January 3, 2022 – Central Pacific Financial Corp. (NYSE: “CPF”, the “Company”) parent company of Central Pacific Bank (the “Bank”, “CPB”), today announced that Kevin Dahlstrom, current CPF and CPB Executive Vice President and Chief Strategy Officer, has left CPB to lead a new fintech initiative being formed in partnership with CPB. This planned departure is part of CPB’s overall Banking-As-A-Service strategy which will be announced in conjunction with the upcoming earnings report.

“We’d like to thank Kevin for his leadership in our transformation to become a digital-first bank,” said Paul Yonamine, CPF Chairman and CEO. “We are excited to work together in the future through a new partnership.”

Dahlstrom joined the company in 2020 as EVP and Chief Marketing Officer before being named EVP and Chief Strategy Officer in October, 2021. During his two-year tenure at CPB, he led the Company’s rebrand and development of the Company’s digital strategy, including the concepting and coordination of Shaka, the first all-digital account offered by a Hawaii bank.

“I’ve truly enjoyed my time at CPB the past two years, launching a new brand and creating a solid digital first foundation for the company to build upon,” Dahlstrom said. “I look forward to continuing to work with the bank as a partner.”

Dahlstrom’s role at CPB as EVP and CMO will be filled by veteran Hawaii marketing executive Brandt Farias, who joined CPB in June of 2021 with 30 years of experience in the local banking market.

About Central Pacific Financial Corp.
Central Pacific Financial Corp. is a Hawai‘i-based bank holding company with approximately $7.3 billion in assets as of September 30, 2021. Central Pacific Bank, its primary subsidiary, operates 30 branches and 70 ATMs in the state of Hawai‘i. For additional information, please visit the Company's website at cpb.bank.

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Forward-Looking Statements
This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawai‘i, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program ("PPP") and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our business initiatives; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawai‘i market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items.

For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.